UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 29, 2011

COINSTAR, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22555	94-3156448
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 – 114th Avenue SE

BELLEVUE, WA 98004

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (425) 943-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Under the updated arrangement with SPHE Scan Based Trading Corporation (“Sony”) entered into on August 29, 2011, including the amended agreement between Redbox Automated Retail, LLC (“Redbox”), a wholly-owned subsidiary of Coinstar, Inc. (“Coinstar”) and Sony referenced below, Sony titles in Redbox kiosks will be available for an extended period, which changes the amortization schedule we use for Sony titles.

In addition, the remaining vesting of Sony’s restricted Coinstar stock shifted to on or after the expiration of Sony’s discretionary termination option, September 30, 2012.

These combined factors are expected to generate a one-time diluted earnings per share benefit of $0.05 to $0.07 for Coinstar in the third quarter ending September 30, 2011.

Item 8.01	Other Events.

On August 29, 2011, Redbox entered into a Second Amendment to the Copy Depth License Agreement (the “Amended Agreement”) with Sony regarding, among other things, the period of licensing by Redbox from Sony of minimum quantities of theatrical and direct-to-video DVDs for rent at DVD-rental kiosks owned and/or operated by Redbox in the United States. The Amended Agreement is expected to last until September 30, 2014. However, at Sony’s discretion, the Amended Agreement may now expire earlier on September 30, 2012.

Certain statements in the foregoing are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “will,” “expected,” “may,” and variations of such words, and similar expressions identify forward-looking statements, but their absence does not mean that the statement is not forward-looking. The forward-looking statements in this release include statements regarding Redbox’s relationship with Sony relating to, among other things, a DVD licensing arrangement, and potential effects of such relationship on Coinstar’s future performance, including third quarter earnings. Forward-looking statements are not guarantees of future performance and actual results may vary materially from the results expressed or implied in such statements. Differences may result from actions taken by Coinstar, Redbox or Sony, including those beyond our or Redbox’s control. Such risks and uncertainties include, but are not limited to, the renegotiation on materially adverse terms of the Amended Agreement and other studio arrangements, failure to abide by the terms and requirements of the Amended Agreement and our continued performance, including the performance of our Sony offerings during the remainder of third quarter 2011, as well as during the remainder of the Amended Agreement term. The foregoing list of risks and uncertainties is illustrative, but by no means exhaustive. For more information on factors that may affect future performance, including our relationship with Sony, please review “Risk Factors” described in our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. These forward-looking statements reflect Coinstar, Inc.’s expectations as of the date hereof. Coinstar, Inc. undertakes no obligation to update the information provided herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COINSTAR, INC.

	By:	/s/ Donald R. Rench
Date: September 1, 2011		Donald R. Rench
Chief Legal Officer, General Counsel and Corporate Secretary

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